Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 450.20
Total Fee Amount	450.20
Total Transaction Valuation	2,940,546.00
Total Offset Amount	0.00
Net Fee	$ 0.00